                                                                      Exhibit 99



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
                                                    ----------------------------
   SERVICE MERCHANDISE COMPANY, INC.
   ---------------------------------
                                          Judge:    PAINE
                                                    ----------------------------

                                          Chapter 11


Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING    November 26, 2000
                                                            --------------------

              COMES NOW,        SERVICE MERCHANDISE COMPANY, INC.
                                ------------------------------------------------

   Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing October 30, 2000 and ending November 26, 2000 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                      [X]    Monthly Reporting Questionnaire (Attachment 1)

                      [X]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                      N/A    Summary of Accounts Receivable (Form OPR-3)

                      [X]    Schedule of Postpetition Liabilities (Form OPR-4)

                      [X]    Statement of Income (Loss) (Form OPR-5)


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

   Date:   12/18/00           DEBTOR - IN - POSSESSION
         --------------

                              By:            /s/ KENNETH A. CONWAY
                                             -----------------------------------

                              Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT
                                               AND CONTROLLER
                                               ---------------------------------

                              Address:         7100 SERVICE MERCHANDISE DRIVE
                                               ---------------------------------
                                               BRENTWOOD, TENNESSEE 37027
                                               ---------------------------------

                              Telephone No:    (615) 660-3340
                                               ---------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

1. Payroll

                                                                                      WAGES                       TAXES

     OFFICERS                               TITLE                              GROSS         NET             DUE         PAID
----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO             CHIEF EXECUTIVE OFFICER                                50,188.10    24,037.33       6,500.54     19,269.97
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                          GENERAL COUNSEL AND SECRETARY                       27,752.86    18,603.87       2,185.87      6,712.01
CHARLES K. SEPTER      PRESIDENT AND CHIEF OPERATING OFFICER                  39,229.81    24,680.08       3,595.07     10,056.61
ROBERT J. PINDRED      VICE PRESIDENT AND TREASURER                           11,558.88     6,334.34       1,265.93      3,777.93
JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                11,597.13     8,274.93         678.42      1,978.17
KARREN PRASIFKA        ASSISTANT GENERAL COUNSEL VICE PRESIDENT               14,665.05     9,919.37       1,169.88      3,454.17
BILLY STEWART          ASSISTANT TAX VICE PRESIDENT                            7,327.42     5,288.80              -      1,876.11
KENNETH A. CONWAY      VICE PRESIDENT AND CONTROLLER                          12,335.22     9,598.39         649.17      1,920.76
ERIC A. KOVATS         SENIOR VICE PRESIDENT, STORES                          22,000.46    15,116.87       1,536.50      4,751.38
ROSE C. SEPTER         SENIOR VICE PRESIDENT, JEWELRY MERCHANDISING           21,270.03    14,695.76       1,647.16      4,810.96
JERRY E. FOREMAN       SENIOR VICE PRESIDENT, MERCHANDISING                   25,861.43     5,371.91       5,022.83     15,183.93

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 30, 2000 THROUGH November 26, 2000

2.  INSURANCE

                                                            COVERAGE        POLICY       EXPIRATION      PREMIUM     DATE COVERAGE
TYPE                        NAME OF CARRIER                  AMOUNT         NUMBER          DATE          AMOUNT      PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co    $5 Million      CCIPW12011      12/31/00      $1,441,249      12/31/00
                            Royal                          $5 Million      RHD314289       12/31/00        $100,000      12/31/00
                            Westchester Fire               $15 Million     1XA394310       12/31/00         $50,100      12/31/00
                            Allianz Insurance Co           $12 Million     CLP1034720      12/31/00         $20,040      12/31/00
                            TIG Insurance Co               $13 Million    XPT38797667      12/31/00         $32,500      12/31/00
                            Westchester Fire               $20 Million     1XA394311       12/31/00         $10,020      12/31/00
                            Allianz Insurance Co           $30 Million     CLP1034720      12/31/00         $15,030      12/31/00
                            Allianz Insurance Co           $25 Million     CLP1034720      12/31/00          $6,680      12/31/00
Boiler & Machinery          Hartford Steam Boiler          $10 Million      4914539        12/31/00          $8,383      12/31/00
Transit                     Fireman's Fund Insurance Co    $1 Million      CCIMG72820      12/31/00          $8,525      12/31/00
Ocean Cargo                 Fireman's Fund Insurance Co    $10 Million      CR37211        12/31/00         $25,000      12/31/00
Special Crime               Reliance Insurance Co          $25 Million     NFK1951937      05/01/02         $13,458      05/01/02
Crime                       National Union Fire Ins Co     $10 Million      858-0797       03/01/01         $56,505      03/01/01
Fiduciary                   National Union Fire Ins Co     $10 Million     267-81-30       03/01/01         $19,140      03/01/01
Employment Practices
   Liability                Chubb Insurance Co             $10 Million     81278901A       03/01/01        $130,845      03/01/01
                            Royal Insurance Co             $10 Million     PSF000010       03/01/01         $56,364      03/01/01
Directors & Officers        Continental Insurance Co       $10 Million     300714943       03/01/01        $453,500      03/01/01
                            Chubb Insurance Co             $10 Million     81278902-A      03/01/01        $266,666      03/01/01
                            Royal Insurance Co             $10 Million     PSF000009       03/01/01        $133,000      03/01/01
Umbrella                    Federal Insurance Co           $50 Million      79763295       12/31/01         $63,357      12/31/00
Excess Liability            American Guarantee & Liab      $50 Million    AEC287610700     12/31/00         $25,000      12/31/00
International               Ace American Ins Co            $1 Million      PHF051491       12/31/00          $2,500      12/31/00
Punitive Damages            Chubb Atlantic Indemnity       $50 Million   (00)3310-05-98    12/31/00         $17,160      12/31/00
Punitive Damages - Excess   Zurich International Bermuda   $50 Million    ZGEB-091 PD      12/31/00          $5,000      12/31/00
General Liability           Ace American Ins Co            $5 Million     XSLG19903254     12/31/00         $11,032      12/31/00
Workers' Compensation       Pacific Employers Ins Co       Statutory      WLRC42662112     12/31/00         $19,978      12/31/00
WC Excess                   Ace American Ins Co            Statutory       XWC011950       12/31/00          $1,601      12/31/00
WC Contractual Indemnity    Illinois Union Insurance Co    Statutory      CTPG19903461     12/31/00          $2,083      12/31/00
WC Nevada                   Ace American Ins Co            Statutory      NWCC42662173     12/31/00          $1,737      12/31/00
Auto                        Pacific Employers Ins Co       $1 Million     ISAH07571008     12/31/00          $2,083      12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     10,750
RETAIL SAFE FUNDS                                                         2,552,744

CORPORATE ACCOUNTS                                                        1,949,509
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                           1,461,015
KEY NATIONAL BANK                                                           931,707
BANK OF BOSTON                                                              675,464
BANK OF BOSTON CONNECTICUT                                                  347,823
FIRST UNION                                                               6,588,871
BANK ONE LOUISIANA                                                        1,215,900
ABN - AMRO BANK                                                             508,159
COMERICA BANK                                                               597,657
AM SOUTH                                                                  1,161,107
BANK OF AMERICA CALIFORNIA                                                  250,186
BANK OF OKLAHOMA                                                            406,246
CHASE BANK OF TEXAS                                                       1,929,867
SINGLE STORE DEPOSITORY ACCOUNTS                                          1,056,521
WELLS FARGO BANK                                                            175,310
BANK OF AMERICA                                                             444,634
BANK ONE, IN                                                                432,023
PNC BANK                                                                  1,394,866
OAK BROOK BANK                                                            1,484,856

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       28,256,402
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                              31,639
OTHER CASH ACCOUNTS                                                         673,959
                                                                       ------------
TOTAL CASH PER GENERAL LEDGER                                          $ 54,537,215
                                                                       ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL        ACTUAL        ACTUAL        ACTUAL         TOTAL

                          Monday     10/30/00      11/06/00      11/13/00       11/20/00     10/30/00
                          Sunday     11/05/00      11/12/00      11/19/00       11/26/00     11/26/00
                                     --------      --------      --------      ---------     ---------
Receipts:
   Sales receipts                    $ 17,439      $ 18,428      $ 22,721      $ 27,541      $  86,129
   Miscellaneous receipts                  --           714            --            --            714
                                     --------      --------      --------      --------      ---------
Total available collections            17,439        19,142        22,721        27,541         86,843

Disbursements:
   Merchandise disbursements           20,337        17,523        21,893        15,022         74,775
   Non-merchandise disbursements       19,779        15,679        23,963        16,388         75,809
                                     --------      --------      --------      --------      ---------
Total disbursements                    40,116        33,202        45,856        31,410        150,584
                                     --------      --------      --------      --------      ---------
Net receipts/(disbursements)         $(22,677)     $(14,060)     $(23,135)     $ (3,869)     $ (63,741)
                                     ========      ========      ========      ========      =========

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast
                                  12/10/00     12/17/00     12/31/00     01/21/01
                                  --------     --------     --------     --------
Ending total revolver balance     $252,918     $231,568     $ 86,248     $124,313
Term loan                           60,000       60,000       60,000       60,000
Standby letters of credit           26,434       25,684       25,684       24,884
Trade letters of credit             16,782       17,564       14,713       15,024
                                  --------     --------     --------     --------
Total extensions of credit         356,134      334,816      186,645      224,221

Borrowing base                     532,466      523,013      439,652      406,254
                                  --------     --------     --------     --------
Availability                      $176,332     $188,197     $253,007     $182,033
                                  ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 30, 2000 THROUGH November 26, 2000

4.  Payments to Professionals October 30, 2000 through November 26, 2000

     Vendor #                       Vendor Name                           Check Amt.     Check Date      Check #
------------------------------------------------------------------------------------------------------------------
       2642   Waller, Lansden, Dortch & Davis                               $4,191.00      10/30/00      50022621
      67017   Barkley & Thompson                                           $15,000.00      10/30/00      50022623
      79366   Feldman & Kieffer                                             $2,942.30      10/30/00      50022624
      84740   Taft, Stettinius & Hollister                                  $1,001.24      10/30/00      50022625
      91420   Magenheim, Bateman, Robinson, Wrotenberry & Helfand, LLP      $5,000.00      10/30/00      50022626
      93547   D'Assaro & Hall                                               $5,000.00      10/30/00      50022628
      57117   Deloitte & Touche                                           $106,250.00      11/09/00      50023589
      57117   Deloitte & Touche                                            $11,484.91      11/09/00      50023590
     101232   E & Y Capital Advisors, LLC                                  $52,235.00      11/10/00      B0023325
     101625   DG Hart Associates, Inc.                                    $106,926.09      11/10/00      B0023326
     101993   Rothschild, Inc.                                             $67,500.00      11/10/00      B0023327
      71217   Bass, Berry & Sims                                           $48,621.97      11/10/00      B0023329
      98378   Skadden, Arps, Slate, Meagher & Flom                        $335,335.00      11/10/00      B0023331
      99104   Jay Alix & Associates                                        $98,643.01      11/10/00      B0023332
      99391   Otterbourg, Steindler, Houston, Rosen, PC                    $69,344.78      11/10/00      B0023333
      99454   Harwell, Howard, Hyne, Gabbert & Manner PC, Inc.             $22,312.24      11/10/00      B0023334
      99459   Robert L. Berger & Associates                                $73,944.55      11/14/00      B0023369
      71217   Bass, Berry & Sims                                           $99,485.09      11/16/00      B0023379

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                              November 26,     October 29,
                                                                 2000             2000
                                                              -----------      -----------
ASSETS
Current Assets:
     Cash and cash equivalents                                $    54,537      $    21,081
     Accounts receivable                                            9,065            7,557
     Inventories                                                  591,214          583,822
     Prepaid expenses and other assets                             25,778           20,892
                                                              -----------      -----------
     TOTAL CURRENT ASSETS                                         680,594          633,352
                                                              -----------      -----------
PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                355,619          352,758
     Capitalized leases, net of accumulated amortization           12,537           12,728
                                                              -----------      -----------
                    TOTAL PROPERTY AND EQUIPMENT                  368,156          365,486
                                                              -----------      -----------
     Other assets and deferred charges                             47,346           47,390
                                                              -----------      -----------
     TOTAL ASSETS                                             $ 1,096,096      $ 1,046,228
                                                              ===========      ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                   $   281,351      $   217,956
     Accounts payable                                              89,987           91,977
     Accrued expenses                                             140,641          143,236
     State & local sales tax                                       11,402           10,627
     Current maturities capitalized leases                             90               92
                                                              -----------      -----------
     TOTAL CURRENT LIABILITIES                                    523,471          463,888
                                                              -----------      -----------
Long -Term Liabilities:
     Long-term debt                                                60,000           60,000
     Capitalized lease obligations                                  2,404            2,412
Liabilities Subject To Compromise:
     Accrued restructuring costs                                   42,326           42,329
     Capitalized lease obligations                                 22,606           22,916
     Long-term debt                                               418,128          418,796
     Accounts payable                                             197,660          197,602
     Accrued expenses                                              68,267           68,046
                                                              -----------      -----------
     Total Liabilities Subject To Compromise                      748,987          749,689

     TOTAL LIABILITIES                                          1,334,862        1,275,989
                                                              -----------      -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                  49,954           49,954
     Additional paid-in-capital                                     6,017            6,017
     Deferred compensation                                           (303)            (315)
     Retained (deficit) earnings                                 (294,434)        (285,417)
                                                              -----------      -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY             (238,766)        (229,761)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $ 1,096,096      $ 1,046,228
                                                              ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 11/26/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  11/26/2000
FORM OPR-4

                                                    Total
                                                   --------
Trade Accounts Payable (Merchandise)               $ 89,987


                                                    Total
                                                   --------

Expense & other payables                           $140,641

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date        Date           Total
                TAXES PAYABLE                     Incurred       Due            Due
                                               ------------------------------------------
Federal income tax                             **  Various      Various        7,843,442

State income tax                                   Various      Various          (76,830)
                                                                             -----------
                                      SUBTOTAL                                 7,766,612
                                                                             -----------
Sales/use tax                         SUBTOTAL *   Various      Various       11,583,965
                                                                             -----------

Personal property tax                           *  Various      Various        3,037,540

Real estate taxes                               *  Various      Various       13,186,183

Inventory taxes                                 *  Various      Various                -

Gross receipts/bus. licenses                    *  Various      Various          105,922

Franchise taxes                                 *  Various      Various          535,122
                                                                             -----------
                                      SUBTOTAL                                16,864,767
                                                                             -----------

                                                                             -----------
TOTAL TAXES PAYABLE                                                           36,215,344
                                                                             ===========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 30, 2000 THROUGH NOVEMBER 26, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                                                                TOTAL DUE
                                                    DATE                        (11/26/00
                                                  INCURRED       DATE DUE        BALANCE)
                                                ------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                      04/14/00       04/14/04       $ 281,351
         Facility standby letters of credit       04/14/00       04/14/04          27,187
         Facility trade letters of credit         04/14/00       04/14/04          16,768
         Term loans                               04/14/00       04/14/04          60,000
                                                                                ---------
TOTAL EXTENSIONS OF CREDIT                                                      $ 385,306
                                                                                =========
ACCRUED INTEREST PAYABLE                                                        $   1,997
                                                                                =========

FORM OPR- 5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                                   ACTIVITY
                                                                               OCTOBER 30, 2000
                                                                                    THROUGH
                                                                               NOVEMBER 26, 2000
                                                                               -----------------
Net Sales                                                                         $ 112,727

Costs of merchandise sold and buying and occupancy expense                           80,538
                                                                                  ---------
Gross margin after cost of merchandise sold and buying and occupancy expenses        32,189

Selling, General and Administrative Expenses:
     Net Employment Expense                                                          15,176
     Net Advertising                                                                 11,557
     Banking and Other Fees                                                           1,663
     Real Estate and Other Taxes                                                      1,742
     Supplies                                                                         1,190
     Communication and Equipment                                                        295
     Travel                                                                             375
     UCC and Other Services                                                             372
     Legal and Professional                                                             299
     Sales and Shipping                                                                  46
     Insurance                                                                          397
     Miscellaneous                                                                       86
     Credit Card Services                                                               (45)
                                                                                  ---------
Total Selling, General and Administrative Expenses                                   33,153

Other expense/(income), net                                                            (411)

Restructuring charge (credit)                                                             2

Depreciation and amortization                                                         3,093
                                                                                  ---------
Earnings (loss) before interest, reorganization items, and income tax                (3,648)

Interest expense - debt                                                               3,721
Interest expense - capitalized leases                                                   280
                                                                                  ---------
Earnings (loss) before reorganization items, and income tax                          (7,649)

Reorganization Items:
     Legal and Professional                                                           1,595
     Miscellaneous fees                                                                 436
     Loss (Gain) on Disposal of Assets                                                   53
     Close Store Charges                                                               (716)
                                                                                  ---------
     Total Reorganization Items                                                       1,368

Earnings (loss) before income tax                                                    (9,017)
     Income tax benefit                                                                  --
     Cumulative Effect of Change in Accounting Principles                                --
                                                                                  ---------
Net earnings (loss)                                                               $  (9,017)
                                                                                  =========
